                         REGISTRATION RIGHTS AGREEMENT


                           Dated as of         , 1995

                                  relating to

                         21,000 Shares of Common Stock

                                      and

            94,000 Shares of Common Stock which will be issued upon

              Conversion of 94 Shares of Series A Preferred Stock

                                by and between

                           Orion Acquisition Corp. I

                                      and

             The Several Shareholders listed on Schedule A hereto




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                  This Registration Rights Agreement (the "Agreement") is made and entered into as of , 1995, by and between Orion Acquisition Corp I, a Delaware corporation (the "Company") and The Several Shareholders listed on Schedule A attached hereto (the "Shareholders") who have purchased 21,000 shares of the Common Stock of the Company and 94 Shares of Series A Preferred Stock which are convertible into 94,000 shares of common stock ("Shares") in private transactions. As an inducement to the Shareholders to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement.

                  The parties hereby agree as follows:

SECTION 1.        DEFINITIONS

                  As used in this Agreement, the following capitalized following meanings:

                  Act: The Securities Act of 1933, as amended.

                  Business Combination: A merger, exchange of capital stock, asset acquisition or other business combination between the Company and an operating business.

                  Closing Date: The date on which a Business Combination is consummated.

                  Commission: The Securities and Exchange Commission.

                  Common Stock: The voting Common Stock, par value $.01 per share, of the Company.

                  Effectiveness Target Date: As defined in Section 4.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Holders: As defined in Section 2(b) hereof.

                  NASD: National Association of Securities Dealers, Inc.

                  Offering Memorandum: The Offering Memorandum, dated
October     , 1993, and all amendments and supplements thereto, relating to the Shares and prepared by the Company.

                  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  Prospectus: The prospectus included in the Registration Statement (as defined herein), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material which may be incorporated by reference into such prospectus.


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                  Record Holders: Holders of Transfer Restricted Securities as
set forth on the books and records of the Company on the Closing Date.

                  Registration Statement: As defined in Section 3(a) hereof.

                  Transfer Restricted Securities: Each Share of Common Stock of the Company until such Shares (i) have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) are distributed to the public pursuant to Rule 144 or (iii) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise.

                  Underwriter: Any Underwriter, placement agent, selling broker, dealer manager, qualified independent Underwriter or similar securities industry professional.

                  Underwritten Registration or Underwritten Offering: An offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

SECTIONS 2.       SECURITIES SUBJECT TO THIS AGREEMENT

                  (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.        REGISTRATION

                  (a) The Company shall cause to filed with the Commission on or prior to 75 days after the Closing Date, a registration statement under the Act (the "Registration Statement") on Form S-1 to cover resales of Transfer Restricted Securities by the Holders thereof who satisfy certain conditions relating to the provision of information in connection with the Registration Statement. The Holders of such Transfer Restricted Securities shall have provided the representations required pursuant to Section 3(g) hereof. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the Commission on or prior to 150 days after the Closing Date. The Company further agrees to use its best efforts to prevent the happening of any event that would cause the Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Transfer Restricted Securities during the period that such Registration Statement is required to be effective and usable.

                  Upon the occurrence of any event that would cause the Registration Statement (i) to contain a material misstatement or omission or
(ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Registration Statement is required to be effective and usable, the Company shall promptly as reasonably practicable file an


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amendment to the Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or
(ii), use its best efforts to cause such amendment to be declared effective and such Registration Statement to become usable as soon as practicable thereafter.

                  (b) None of the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any of the Company's securities in the Registration Statement.

                  (c) If holder of a majority of the shares of Common Stock to be registered in the Registration Statement so elect, an offering of Transfer Restricted Securities pursuant to the Registration Statement may be effected in the form of an Underwriting Offering. In such event, and if the Underwriter advises the Company and the Holders of such Transfer Restricted Securities in writing that in their opinion the amount of Transfer Restricted Securities proposed to be sold in such offering exceeds the amount of Transfer Restricted Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Transfer Restricted Securities which in the opinion of such Underwriters can be sold, and such amount or number of shares shall be allocated pro rata among the Holders of such Transfer Restricted Securities, as the case may be, requested to be included by such Holders. The Holders of the Transfer Restricted Securities to be registered shall pay all underwriting discounts and commissions of such Underwriters.

                  (d) If any of the Transfer Restricted Securities covered by the Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of a majority of the shares of Common Stock, provided, however, that such Underwriter(s) shall be reasonably satisfactory to the Company.

                  (e) Each Holder whose Transfer Restricted Securities are covered by a Registration Statement filed pursuant to this Section 3 agrees, upon the request of the Underwriter(s) in any Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Act (except as part of such registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by such Underwriter(s); provided, however, that each Holder of Transfer Restricted Securities shall be subject to the hold-back restrictions of this Section 3(e) only once during the term of this Agreement.

                  The foregoing provisions of this Section 3(e) shall also apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public or sale or distribution of any of its Transfer Restricted Securities commencing on the date of sale of Transfer Restricted Securities unless it has provided 90 days written notice of such sale or distribution to the Underwriter(s).



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                  (f) The Company agrees (i) not to effect any public or
private offer, sale or distribution of Securities of the same quality and nature of the Transfer Restricted Securities to be registered in an Underwritten Offering including a sale pursuant to Regulation D under the Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each Underwritten Offering made pursuant to the Registration Statement, to the extent timely notified in writing by the Underwriter(s) (except as part of such registration, if permitted), unless the Underwriter(s) shall consent in writing to a shorter period of time; provided, however, that the foregoing provisions of this Section 3(f)(i) shall not be applicable during the 180 days following the termination of any such period in connection with an Underwritten Offering made pursuant to the Registration Statement and, provided, further, that any such agreement shall permit (A) the issuance by the Company of any shares of Common Stock issued to employees of the Company or any of its Subsidiaries or to any other eligible person pursuant to any employee stock option plan, stock ownership plan, stock bonus plan, stock compensation plan, stock purchase plan or dividend reinvestment plan of the Company in effect on the date of such Underwritten Offering, (B) the issuance by the Company of Common Stock upon the conversion of securities, or the exercise of options or warrants, outstanding at the date of such Underwritten Offering, and (c) the issuance by the Company of Common Stock in one or more private placements not to exceed in aggregate 5% of the fully diluted outstanding Common Stock of the Company as of the date of such Underwritten Offering solely in exchange for property other than cash; and
(ii) to cause each holder of its privately placed subordinated debt, Common Stock and any security convertible into or exchangeable or exercisable for subordinated debt or Common Stock purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Act (except as part of such Underwritten Offering, if permitted).

                  (g) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein.

SECTION 4.        LIQUIDATED DAMAGES

                  If (i) the Registration Statement is not filed with the Commission on or prior to 75 days after the Closing Date, (ii) the Registration Statement has not been declared effective by the Commissioner within 150 days after the Closing Date (the "Effectiveness Target Date"), or
(iii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective or useable for resale without being succeeded immediately by any additional Registration Statement filed and declared effective (each such event referred to in clause (i) through (iii), a "Registration Default"), the Company will pay liquidated damages to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.01 per week per share (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) of Common Stock constituting Transfer Restricted Securities held by such Holder. The amount of the liquidated


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damages will increase by an additional $.01 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities for each subsequent 90 day period until the applicable Registration Statement is filed and the applicable Registration Statement is declared effective, or the Registration Statement again becomes effective, as the case may be, up to a maximum amount of liquidated damages of $.05 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by Federal funds check by the Company on each Damages Payment Date. Following the cure of a Registration Default, liquidated damages will cease to accrue with respect to such Registration Defaults. No Liquidated Damages shall be payable with respect to any week commencing three years or more after the Closing Date.

                  All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 5.        REGISTRATION PROCEDURES

                  In connection with the Registration Statement, the Company will use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible;

                  (a) prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements; cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such government agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities; provided, however, that before filing a Registration Statement or any Prospectus, or any amendments or supplements (other than documents incorporated by reference after the initial filing of the Registration Statement), the Company will furnish to the Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or supplement thereto which (i) the Underwriter(s), if any, shall reasonably object or (ii) if there are no Underwriters, Holders of a majority of the shares of Common Stock so registered in the Registration Statement shall reasonably object, in such case within five business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains a material misstatement or omission which misstatement or omission is specifically identified to the Company in writing within such five business days;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration


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Statement effective for the applicable period set forth in Section 3(a)
hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (c) if requested by the Holders of Transfer Restricted Securities being sold in an Underwritten Offering or the Underwriter(s) thereof, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such Underwriter(s) and the Holders of Transfer Restricted Securities being sold agree should be included therein relating to the plan of distribution of the Transfer Restricted Securities, including, without limitation, information with respect to the principal amount of Transfer Restricted Securities being sold to such Underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (d) advise the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing,
(i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments the Registration Statement or any amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m)(i) below cease to be true and correct, and (v) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use their best efforts to obtain the withdrawal or lifting of such order at earliest possible time;

                  (e) promptly following the filing of any document that is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the


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Registration Statement), provide copies of such document to the Holders;

                  (f) furnish to each Holder and each of the Underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits incorporated therein by reference unless requested by such Holder);

                  (g) deliver to each selling Holder and each of the Underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  (h) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or Underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Registration Statement; provided, however, that the Company shall not be required (i) to register or qualify as a foreign corporation where it is now so qualified, (ii) to take any action that would subject it to the service or process in suits, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not so subject, or (iii) to take any action that would subject it to taxation in any jurisdiction in an amount greater it would be so subject without having taken such action;

                  (i) cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale or Transfer Restricted Securities made by such Underwriter(s);

                  (j) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (h) above;

                  (k) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material


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fact necessary to make the statements therein not misleading;

                  (l) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the transfer agent for the Common Stock with printed certificates for the Transfer Restricted Securities;

                  (m) enter in such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may reasonably be required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Registration Agreement, in connection with an Underwritten Registration, and (i) make such representations and warranties to the Holders and the Underwriter(s), in form, substance arid scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary Underwritten Offerings and covering matters including, but not limited to, those set forth in an underwriting agreement; (ii) obtain opinions of counsel to the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriters in connection with primary underwritten offerings addressed to each selling Holder and the Underwriter requesting the same and covering the matters as may be reasonably requested by such Holders and Underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Transfer Restricted Securities and Underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriters in connection with primary underwritten offerings; (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of
Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold or the Underwriter(s) of such Underwritten Offering to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause (m). The above shall be done at each closing under such underwriting agreement, as and to the extent required thereunder.

                  (n) make available at reasonable times and in a reasonable manner for inspection by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the Underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, provided, however, that such representatives, attorneys or accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which is not otherwise available to the general public unless disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for


                                       9

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which such information was obtained, and not for any other purpose;

                  (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement (which need not be audited) for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (p) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

                  (q) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities or the Underwriters, if any;

                  (r) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities or the Underwriters, if any; and

                  (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the
NASD).

                  Each Holder as to which any Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(d)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of the Registration Statement set forth in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(v) hereof to and including the date when each selling Holder covered by such Registration


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Statement shall have received the copies of the supplemented or amended
Prospectus contemplated by Section 5(k) hereof or shall have received the Advice.

SECTION 6.        REGISTRATION EXPENSES

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless whether a Registration Statement becomes effective, including without limitation:

                       (i) all registration and filing fees and expenses (including filings made with the NASD);

                       (ii) fees and expenses of compliance with federal securities or state blue sky laws;

                       (iii) expenses of printing including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities and of printing prospectuses), messenger and delivery service and telephone;

                       (iv) reasonable fees and disbursements of counsel for the Company and for the Holders of the Transfer Restricted Securities (subject to the provisions of Section 5(b) hereof);

                       (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                       (vi) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

                       (vii) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with Section 5(m) hereof. All such expenses being herein called "Registration Expense."

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting dues), the expenses of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or Underwriters' discount or commission.

                  (b) In connection with the Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities being registered pursuant to such Registration Statement for the fees and disbursements of not more than one counsel chosen by the Holders


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


of a majority of the shares of Common Stock to be included in such Underwritten Offering. Notwithstanding the provisions of this Section 6, each Holder of Transfer Restricted Securities shall pay all registration expenses to the extent required by applicable law.

SECTION 7.        INDEMNIFICATION

                  (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder an "Indemnified Holder") and in the case of an Underwritten Offering, each Underwriter participating in the distribution (each such Underwriter an "Indemnified Underwriter") and each person that controls each Indemnified Holder or Indemnified Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of any Indemnified Holder or Indemnified Underwriter from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder or Indemnified Underwriter in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder or Indemnified Underwriter to the Company expressly for use therein and
(ii) the Company shall not be liable to any Indemnified Holder or Indemnified Underwriter under the indemnity agreement in this Section 7(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results solely from the fact that any Indemnified Holder or Indemnified underwriter sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished sufficient copies thereof to the Indemnified Holder or Indemnified Underwriter.


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


                  (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder or Indemnified Underwriter with respect to which indemnity may be sought against the Company pursuant to this Section 7(b), such Indemnified Holder or Indemnified Underwriter shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory of such Indemnified Holder or Indemnified Underwriter and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder or Indemnified Underwriter (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder or Indemnified Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter, unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or Indemnified Underwriter or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder or Indemnified Underwriter and the Company and such Indemnified Holder and Indemnified Underwriter shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder or Indemnified Underwriter). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders or Indemnified Underwriters, which firm shall be designated in writing by the Holders of the majority of the number of shares of Common Stock, as the case may be, on behalf of, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder or Indemnified Underwriter from and against any loss or Liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder or Indemnified Underwriter affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder or Indemnified Underwriter has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder or Indemnified Underwriter from all liability arising out of such action, claim, litigation or proceeding.

                  (c) Each Indemnified Holder and Indemnified Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder or Indemnified

Underwriter, but only with respect to information relating to each Indemnified Holder or Indemnified Underwriter furnished to the Company in writing by each Indemnified Holder or Indemnified Underwriter, respectively, expressly for use in the Registration Statement, Prospectus (or any amendment of supplement thereto), or any preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment of supplement), or any preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified Holder and Indemnified Underwriter pursuant to this Section 7(c), each Indemnified Holder and Indemnified Underwriter shall have the rights and duties given to the Company by Section 7(a) (except that if the Company shall have assumed the defense thereof, each Indemnified Holder and Indemnified Underwriter may, but shall not be required to employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder or Indemnified Underwriter) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders or Indemnified Underwriters by Section 7(b).

                  (d) If the indemnification provided for in this Section 7 is unavailable to any party entitled to indemnification pursuant to Section 7(a) or 7(c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other hand shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net discounts and commissions received by each Indemnified Holder or Indemnified Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and each Indemnified Holder and Indemnified Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder and Indemnified Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and each Indemnified Holder and Indemnified Underwriter agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability. that any indemnifying party may otherwise have to any indemnified party.

SECTION 8.        RULE 144A

                  The Company hereby agrees with each Holder, for so long as any of the shares of Common Stock that are Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to the Shareholders of the shares of such Common Stock in connection with any sale thereof and any prospective purchaser of such Common Stock from such Shareholders, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 9.        PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3(g) and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as contemplated by Section 7(c).

SECTION 10.       SELECTION OF UNDERWRITERS

                  The Holders of Transfer Restricted Securities covered by the Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of the Transfer Restricted Securities included in such offering in the manner specified in Section 3(c); provided, however, that such Underwriters must be reasonably satisfactory to the Company.

SECTION 11.       MISCELLANEOUS

                  (a) Remedies. Each Holder or Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders or Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the Holders of the shares of Common Stock constituting Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to such Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Transfer Restricted Securities being sold, in each case calculated in accordance with the provisions of Section 3(e).

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery;

                           (i)   if to a Holder of Transfer Restricted
Securities, at the address set forth on the records of the Company, with a copy to the Registrar, and

                           (ii)  if to the Company at the principal offices of
the Company; and

                           (iii) if to the Shareholders, initially at each
address as set forth on Schedule A hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.


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



                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided. however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         ORION ACQUISITION CORP. I

                                         By:_______________________________
                                             Arthur H. Goldberg, Chairman




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                                 SHAREHOLDERS:



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